--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

October 20, 1999

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Equity Income Fund for the quarter and nine months ended September 30, 1999. The net asset values per share at that date were $9.51, $9.43, and $9.42 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $9.51. In addition, a regular quarterly dividend of $0.17 per share was declared for shareholders of record on September 23, 1999 and paid on September 24, 1999 to all four classes of shares.

INVESTMENT REVIEW

     For the three months ended September 30, 1999, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of -8.2% for Class A shares. Class B and C shares returned -8.4% and -8.3% respectively, for the quarter. Class I shares returned -8.3% for the quarter. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index return of -8.0%. The Fund's total return for the nine months ended
September 30, 1999 was -2.8% for Class A shares, surpassing the NAREIT Equity REIT Index return of -3.6%. Class B shares returned -3.2%, Class C shares
-3.2% and Class I shares -2.7%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any. We will continue to strive for improved performance based on the Fund's emphasis companies with above-average current income, consistent earnings growth, and attractive relative valuation levels.

     The past two years have been perhaps the most challenging ever for REIT investors. Unlike the case with previous bear markets, fundamentals seemingly have not turned negative -- in fact it appears that fundamentals are more positive today than at any time in nearly two decades. Vacancy rates are low, property prices have recovered, the growing U.S. economy continues to support strong demand for space, and there are only few signs of speculative new construction. Yet, the shares of REITs are as cheap as ever, based on nearly every popular valuation measure including price/cash flow multiple, dividend yield and price in relation to asset value. These seemingly contradictory trends raise some important questions that we would like to address in this report.

1. JUST WHERE ARE WE IN THE REAL ESTATE CYCLE?

     It appears to many that we are at or near the peak of the real estate cycle. Following the strong recovery of the 1990's, nearly every property type in nearly every major market appears to be at equilibrium, meaning that supply and demand for space are about equal. Rental rates, for most major property types, are at a cyclical high, and property prices are generally close to replacement cost. This makes new construction feasible. While some exceptions certainly exist, direct buyers of property today can typically expect returns that reflect little more than current net rental income plus growth which is equal to the rate of inflation.

     That the cycle is close to its peak may be the most obvious reason for the market's low valuation of REITs. The strong recovery and sound fundamentals indicate that the health of the real estate industry could not be better. Indeed, if we are at a peak in the cycle, the next phase may well be a decline. Such a decline could be the result of a surge in the supply of space in excess of demand, a decrease in demand due to an economic slowdown, or a combination of both. In such an environment, vacancy rates would likely rise, property values would likely fall and REIT earnings would likely decline. Because the stock market tends to value peak earnings at low multiples, the result has been the REIT bear market.

2. IF THE REAL ESTATE CYCLE HAS PEAKED, HOW IS IT POSSIBLE TO MAKE MONEY IN
REITs?

     While it may have become more difficult to earn above-average profits in real estate, we believe that REITs may still reward investors from this point forward due to several factors. First, based on current valuations, it appears that

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                     COHEN & STEERS EQUITY INCOME FUND, INC.
REITs already reflect any potential downside in the cycle. Because the capital markets move in anticipation of events, rather than in reaction, we would not be surprised to see REITs do better even in the face of flat or deteriorating fundamentals. Such has indeed been the case in previous real estate cycles. As shown in the following chart, there is a highly cyclical pattern to capital raising in the REIT industry: more capital is raised when the stocks are expensive, and less is raised when they are cheap. It is notable that following the trough in the capital cycle, total returns from REITs have been exceptional. We believe that we are currently at or near the trough of the current capital raising cycle. While past performance is no guarantee of future results, under this scenario there is a strong possibility that better returns lie ahead.


             REIT EQUITY ISSUANCE AND INVESTMENT RETURNS

                                                   12-Month
                            12-Month             Total Return.
                          Total Equity           NAREIT Equity
Date                        Issuance              REIT Index
-----                     ------------           -------------
                          ($ Billions)
 3/90                       $ 0.6                      2.2%
 6/90                         0.5                     -3.5
 9/90                         0.3                    -20.5
12/90                         0.3                    -15.4
 3/91                         0.3                      8.1
 6/91                         0.4                      9.1
 9/91                         0.4                     32.8
12/91                         0.5                     35.7
 3/92                         0.7                     11.3
 6/92                         0.9                     13.3
 9/92                         0.9                     16.3
12/92                         1.4                     14.6
 3/93                         2.7                     38.5
 6/93                         4.3                     31.0
 9/93                         8.1                     34.1
12/93                        13.2                     19.7
 3/94                        14.9                      1.7
 6/94                        16.7                      6.6
 9/94                        15.9                     -4.5
12/94                        11.1                      3.2
 3/95                         8.9                     -0.4
 6/95                         8.1                      3.6
 9/95                         6.7                     10.7
12/95                         8.2                     15.3
 3/96                         8.9                     18.1
 6/96                         8.4                     16.5
 9/96                         9.8                     18.5
12/96                        12.3                     35.3
 3/97                        16.5                     33.2
 6/97                        20.5                     33.8
 9/97                        26.1                     40.5
12/97                        32.7                     20.3
 3/98                        35.6                     18.9
 6/98                        36.2                      8.0
 9/98                        29.4                    -13.5
12/98                        21.5                    -17.5
 3/99                        14.0                    -21.1
 6/99                         8.5                     -9.0
 9/99                         8.3                     -6.5
12/99                         6.2                      0.0


Sources: NAREIT, Cohen & Steers


     Perhaps more important is that based on changes in the way real estate is financed, it is our opinion that there may not be major downside to the cycle from these levels. On the supply side, there continue to be rolling corrections in markets where a surge in building has taken place, with financing and construction almost spontaneously receding when hints of overbuilding surface. Thus, barring a major economic dislocation which materially reduces the demand for space, we believe that both real estate and REITs may continue to enjoy stable fundamentals. Under these assumptions, it is our view that REITs would provide an attractive dividend yield plus the potential for appreciation that we feel should be in line with growth of earnings. We believe that companies that meet our 'Realty Majors' criteria -- strong management, above average size and scale, sound balance sheet and proprietary market position -- will achieve growth substantially in excess of the average REIT.

3. WHAT PREVENTS REITs FROM GETTING CHEAPER? WHAT WILL MAKE THEM TURN AROUND?

     There is nothing to prevent REITs from getting cheaper, just as there was nothing to prevent them from getting as cheap as they currently are. However, with most of the valuation parameters that investors have used in the past -- such as absolute and relative price/cash flow and dividend yield, and share price to net asset value -- at or near

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                                       2

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                     COHEN & STEERS EQUITY INCOME FUND, INC.
unprecedented levels, it is hard for us to envision a great deal more downside risk. In many instances, REIT share prices have reached levels which have already invited takeover or going-private transactions. We would expect to see a growing amount of this activity if prices stay as low as they are today. Other potential positive catalysts include rising inflation (because of real estate's inflation hedge characteristic), a correction in the valuation of the broader stock market (because of REITs' lack of correlation to other financial assets), or a change in investment sentiment in favor of current income (due to the superior current dividend yield of REITs). In any case, because it is nearly impossible to predict exactly what will spark a move in any group, we believe it is more constructive to focus on finding the companies with the strongest and most reliable fundamentals, and own them at today's attractive valuations.

4. IF INTEREST RATES MOVE UP, HOW WILL THAT AFFECT REIT SHARE PRICES? WHAT IF THE STOCK MARKET DECLINES?

     Many investors believe that REITs are highly interest rate sensitive. However, statistical evidence does not support this. Based on internal and third party research, the primary driver of REIT share price performance is expectations with respect to the health of real estate markets. Our analysis of the seven REIT bear markets since 1972 indicates interest rates rose during four REIT bear markets while they were flat-to-down in the other three. Interestingly, in the strong recovery period for REIT share prices following those bear markets, interest rates rose half of the time and fell half of the time. Other studies have also shown a low correlation between REIT share price performance and U.S. Government bond returns. We have found that this holds true for REIT share price performance in relation to the broader stock market as well. Correlation studies between REITs and the S&P 500, for example, show a low and, over recent years, declining correlation. Again, the primary driver of REIT share price performance appears to be the perception of the supply/demand fundamentals for commercial real estate, often independent from other factors.

5. WHAT CAN REIT MANAGEMENT DO TO COUNTERACT THE PREVAILING NEGATIVE SENTIMENT?

     Since mid-1998 several billion dollars of stock repurchases have been announced by REITs, representing the largest potential equity shrinkage in industry history. Whereas stock buybacks theoretically have the effect of increasing earnings as well as asset value per share, based on recent performance, this has not had a dramatic effect on share prices. Indeed, several studies have shown that companies repurchasing their shares don't necessarily outperform the averages. Unfortunately, share buybacks deplete the company's financial resources -- just the opposite of what is needed in more challenging times. Many companies are also examining a change in investment strategy, ranging from the sale of assets and retirement of debt, to an increase in investment using increased borrowing. We believe that the proper strategy is to respect the market's assessment of the cost of capital, invest judiciously, and maximize profits from properties currently owned. This also requires the maintenance of a strong balance sheet in order to reduce the company's financial risk and enable it to take advantage of future opportunities. In short, REIT management should focus on increasing shareholder value through pursuing actions they have control over -- share price is not one of them.

6. HOW WILL THE GROWTH OF THE INTERNET AFFECT REAL ESTATE MARKETS?

     So far, the only tangible effect of the Internet on REITs has been the diversion of capital away from REIT stocks and into Internet stocks. This, however, is in the process of changing. Internet retailing is making many inroads that will surely have an impact on some sectors of the shopping center industry. Our view is that the apparel-oriented regional malls will be less affected than centers that sell more commodity-like consumer products. There are also changing patterns of distribution that are having an impact on warehouse and industrial facilities: companies that have strong relationships with manufacturers and Internet-based retailers are better positioned to benefit than those that merely own ordinary space. Finally, office space usage is changing as is the range of services that are required by and

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                                       3

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                     COHEN & STEERS EQUITY INCOME FUND, INC.
can be offered to office tenants. High speed telecommunication and Internet access, for example, is becoming a new profit center for office building owners.

7. IS THIS THE END OF REAL ESTATE SECURITIZATION?

     We believe that real estate securitization remains in the early phase of a long-term expansion. Our view is that the current low valuation level of REITs is a cyclical issue, not a change in the secular dynamics driving real estate finance. The benefits of securitization to both issuers and investors remain in place. They include liquidity, real-time pricing, professional management, improved disclosure and alignment of shareholder and management interests. The real estate securities market also offers investors a means to create a real estate portfolio best suited to their needs. Debt securitization continues to be active, with over $60 billion of real estate debt securities expected to be issued this year. Growth in real estate equity securitization has been modest this year, reflective of difficult equity markets and a high cost of capital. This decline in equity issuance, however, represents the public markets acting as a governing influence on capital flows to real estate.

8. WHY OWN REITs ANYWAY?

     Despite the under-performance of REITs relative to financial assets over the past two years we believe there remain many benefits to owning REITs in a diversified portfolio. Over the long-term, REITs have provided investors with competitive returns, high current income and a low correlation to other assets. In any particular period, there is an asset class or investment discipline that is out of favor; this does not mean that the investment case has been discredited. On the contrary, these tend to be the ideal times to make investments. As always, a well-diversified portfolio should maintain exposure to a variety of investments in order to balance risk and return.

     As we have mentioned, REIT share prices today are at unprecedented low valuation levels. While we believe that most REITs bottomed earlier in the year, we recognize that we cannot make that statement with certainty; surely, recent performance is testing our conviction. What we do feel certain about is that we are nowhere near a top. As a result, we continue to believe that REITs are a far better alternative to direct real estate, and a worthy constituent of any diversified portfolio.



Sincerely,

    MARTIN COHEN                                   ROBERT H. STEERS
    ------------                                   ----------------
    MARTIN COHEN                                   ROBERT H. STEERS
    President                                      Chairman

                            STEVEN R. BROWN
                            ----------------
                            STEVEN R. BROWN
                            Senior Vice President
                            Cohen & Steers Capital Management, Inc.

   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                NUMBER OF                   DIVIDEND
                                                                 SHARES        VALUE         YIELD*
                                                                ---------   -----------   ------------
EQUITIES                                            95.38%
  COMMON STOCK                                      84.61%
     APARTMENT/RESIDENTIAL                           5.52%
          Apartment Investment & Management
            Co. -- Class A...............................         16,900    $   646,425       6.54%
          Charles E. Smith Residential Realty............         20,700        707,681       6.26
          Colonial Properties Trust......................          3,000         80,250       8.67
          Home Properties of New York....................         60,500      1,614,594       7.19
          Summit Properties..............................         33,100        659,931       8.38
                                                                            -----------
                                                                              3,708,881
                                                                            -----------
     DIVERSIFIED                                     1.27%
          Anthracite Capital.............................        124,300        854,563      16.87
                                                                            -----------
     HEALTH CARE                                    14.44%
          ElderTrust.....................................         67,200        520,800      18.84
          Health Care Property Investors.................        105,400      2,766,750      10.67
          Healthcare Realty Trust........................         68,400      1,278,225      11.56
          Nationwide Health Properties...................        168,100      2,794,663      10.83
          Omega Healthcare Investors.....................         80,000      1,680,000      13.33
        **Ventas.........................................        139,000        660,250         --
                                                                            -----------
                                                                              9,700,688
                                                                            -----------
     HOTEL                                           3.47%
          FelCor Lodging Trust...........................         59,700      1,044,750      12.57
          MeriStar Hospitality Corp......................         84,200      1,284,050      13.25
                                                                            -----------
                                                                              2,328,800
                                                                            -----------
     INDUSTRIAL                                      7.37%
          AMB Property Corp..............................         17,800        377,138       6.61
          First Industrial Realty Trust..................         95,600      2,366,100       9.70
          Pacific Gulf Properties........................        110,600      2,205,087       8.63
                                                                            -----------
                                                                              4,948,325
                                                                            -----------
     OFFICE                                         24.18%
          Arden Realty Group.............................         93,000      2,022,750       8.18
          Brandywine Realty Trust........................        155,200      2,522,000       9.60
          CarrAmerica Realty Corp........................         79,500      1,744,031       8.43
          Crescent Real Estate Equities Co...............        141,900      2,554,200      12.22
          Highwoods Properties...........................        107,800      2,789,325       8.58
          Mack-Cali Realty Corp..........................        104,500      2,801,906       8.65
          SL Green Realty Corp...........................         88,000      1,804,000       6.83
                                                                            -----------
                                                                             16,238,212
                                                                            -----------
     OFFICE/INDUSTRIAL                               5.21%
          Liberty Property Trust.........................        101,400      2,300,513       9.17
          Prime Group Realty Trust.......................         26,900        403,500       9.00
          Reckson Associates Realty Corp. -- Class B.....         36,261        793,209      10.24
                                                                            -----------
                                                                              3,497,222
                                                                            -----------

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                                       5

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                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                NUMBER OF                   DIVIDEND
                                                                 SHARES        VALUE         YIELD*
                                                                ---------   -----------   ------------
     SHOPPING CENTER                                22.16%
       COMMUNITY CENTER                             10.95%
          Developers Diversified Realty Trust............        137,100    $ 1,919,400      10.00%
          Pan Pacific Retail Properties..................        100,400      1,713,075       9.38
          Phillips International Realty Corp.............        154,600      2,434,950       9.59
          Regency Realty Corp............................         61,200      1,285,200       8.76
                                                                            -----------
                                                                              7,352,625
                                                                            -----------
       REGIONAL MALL                                11.21%
          General Growth Properties......................         10,900        343,350       6.22
          JP Realty......................................        114,100      1,953,962      10.86
          Macerich Co....................................         55,800      1,290,375       8.39
          Simon Property Group...........................         81,600      1,830,900       9.00
          Taubman Centers................................        127,300      1,463,950       8.35
          Urban Shopping Centers.........................         22,300        646,700       7.72
                                                                            -----------
                                                                              7,529,237
                                                                            -----------
          TOTAL SHOPPING CENTER..........................                    14,881,862
                                                                            -----------
     SPECIALTY                                       0.99%
          Entertainment Properties Trust.................         45,300        662,513      11.49
                                                                            -----------
               TOTAL COMMON STOCK (Identified
                 cost -- $66,220,078)....................                    56,821,066
                                                                            -----------
  PREFERRED STOCK                                   10.77%
          Apartment Investment & Management Co.,
            9.00%, Series C..............................         52,000      1,088,750       9.40
          Apartment Investment & Management Co.,
            9.375%, Series G.............................         62,400      1,411,800      10.34
          Camden Property Trust, $2.25, Series A
            (Convertible)................................         56,600      1,365,475       9.33
          Crown American Realty Trust, 11.00%,
            Series A.....................................          9,800        404,250      13.33
          Liberty Properties Trust, 8.80%,
            Series A.....................................         25,700        568,612       9.94
          Prime Retail, 8.50%, Series B
            (Convertible)................................         14,100        196,519      15.21
          Reckson Associates Realty Corp.,
            7.625%, Series A (Convertible)...............         49,900      1,007,356       9.46
          SL Green Realty Corp., 8.00%, Series A
            (Convertible)................................         53,100      1,191,431       8.91
                                                                            -----------
               TOTAL PREFERRED STOCK (Identified
                 cost -- $6,930,662).....................                     7,234,193
                                                                            -----------
               TOTAL EQUITIES (Identified
                 cost -- $73,150,740)....................                    64,055,259
                                                                            -----------
                                                                PRINCIPAL
                                                                 AMOUNT
                                                                ---------
COMMERCIAL PAPER                                  %  3.48
          Haliburton Corp., 5.35%, due 10/1/99...........       $1,200,000    1,200,000
          Leggett & Platt Corp., 5.35%,
            due 10/1/99..................................        1,137,000    1,137,000
                                                                            -----------
TOTAL COMMERCIAL PAPER (Identified
  cost -- $2,337,000)...........................                              2,337,000
                                                                            -----------
TOTAL INVESTMENTS (Identified
  cost -- $75,487,740)..........................    98.86%                   66,392,259
OTHER ASSETS IN EXCESS OF LIABILITIES...........     1.14%                      762,887
                                                                            -----------
NET ASSETS......................................   100.00%                  $67,155,146

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                                       6

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                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1999 (UNAUDITED)

CLASS A
          Net Assets.....................................................   $28,505,318
                                                                            -----------
          Shares issued and outstanding ($0.001 par value common stock
            outstanding).................................................     2,996,969
                                                                            -----------
          Net asset value and redemption value per share'D'..............         $9.51
                                                                                  -----
                                                                                  -----
          Maximum offering price per share ($9.51[div]0.955)'DD'.........         $9.96
                                                                                  -----
                                                                                  -----
CLASS B
          Net Assets.....................................................   $14,016,754
                                                                            -----------
          Shares issued and outstanding ($0.001 par value common stock
            outstanding).................................................     1,486,385
                                                                            -----------
          Net asset value and redemption value per share'D'..............         $9.43
                                                                                  -----
                                                                                  -----
CLASS C
          Net Assets.....................................................   $21,738,171
                                                                            -----------
          Shares issued and outstanding ($0.001 par value common stock
            outstanding).................................................     2,308,030
                                                                            -----------
          Net asset value and redemption value per share'D'..............         $9.42
                                                                                  -----
                                                                                  -----
CLASS I
          Net Assets.....................................................   $ 2,894,903
                                                                            -----------
          Shares issued and outstanding ($0.001 par value common stock
            outstanding).................................................       304,443
                                                                            -----------
          Net asset value and redemption value per share'D'..............         $9.51
                                                                                  -----
                                                                                  -----

------------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

 ** Non-income producing security.

 'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

'DD' On investments of $100,000 or more, the offering price is reduced.

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                                       7

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                     COHEN & STEERS EQUITY INCOME FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                                       NET ASSET VALUE
                                                          NET ASSETS                                      PER SHARE
                                     ----------------------------------------------------   -------------------------------------
                                       CLASS A       CLASS B       CLASS C      CLASS I     CLASS A   CLASS B   CLASS C   CLASS I
                                     -----------   -----------   -----------   ----------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period: 12/31/98......  $31,581,190   $10,114,434   $13,159,302   $  283,166   $10.31    $10.27    $10.26    $10.28
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------
    Net investment income..........  $ 1,618,606   $   585,983   $   874,245   $   63,320   $ 0.54    $ 0.47    $ 0.46    $ 0.49
    Net realized and unrealized
      loss on investments..........   (2,575,779)   (1,013,091)   (1,914,931)    (166,608)   (0.83)    (0.80)    (0.79)    (0.75)
    Distributions from net
      investment income............   (1,530,278)     (649,972)     (986,695)     (69,718)   (0.51)    (0.51)    (0.51)    (0.51)
    Capital stock transactions:
        Sold.......................    8,964,889     6,244,793    13,292,953    2,948,178
        Distributions reinvested...      481,314        49,632        94,014       15,626
        Redeemed...................  (10,034,624)   (1,315,025)   (2,780,717)    (179,061)
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------
Net increase (decrease) in net
  asset value......................   (3,075,872)    3,902,320     8,578,869    2,611,737    (0.80)    (0.84)    (0.84)    (0.77)
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------
End of period: 9/30/99.............  $28,505,318   $14,016,754   $21,738,171   $2,894,903   $ 9.51    $ 9.43    $ 9.42    $ 9.51
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------
                                     -----------   -----------   -----------   ----------   ------    ------    ------    ------

------------------------
 * Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                 (PERIODS ENDED SEPTEMBER 30, 1999) (UNAUDITED)

         ONE YEAR              SINCE INCEPTION (9/2/97)
---------------------------   ---------------------------
 INCLUDING      EXCLUDING      INCLUDING      EXCLUDING
SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
------------   ------------   ------------   ------------
  -9.06%        -4.78%        -4.50%         -2.37%

Returns on the Fund's other share classes will vary because of differing expense ratios and sales charges.

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                                       8

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: Class A -- CSEIX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc.
unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance, of course, is no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                     9

                                COHEN & STEERS
                              -----------------
                              EQUITY INCOME FUND


                            ----------------------
                               QUARTERLY REPORT
                              SEPTEMBER 30, 1999


COHEN & STEERS
EQUITY INCOME SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


                            STATEMENT OF DIFFERENCES
                            ------------------------

The dagger symbol shall be expressed as................................... 'D'
The double dagger symbol shall be expressed as............................ 'DD'
The division sign shall be expressed as................................... [div]